EXHIBIT 21

SUBSIDIARIES OF PEPSICO, INC. AS OF 12/29/2001

                                                         JURISDICTION OF
COMPANY NAME                                              INCORPORATION

ABC Dispensing Technologies, Inc.                           Florida
Administracion y Asesoria Metropolitana SA de CV            Mexico
Agral Arrendadora, S.A. de C.V.                             Mexico
Agral Comisionista y Distribuidora, S.A. de C.V.            Mexico
Agral Inmobiliaria, S.A. de C.V.                            Mexico
Ahmedabad Advertising and Marketing Consultants Ltd.        India
Ainwick Corporation                                         Oregon
Alvalle, S.A.                                               Spain
Alegro International, S de R.L. de C.V.                     Mexico
Alimentos del Istmo S.A.                                    Panama
Alliance Canners                                            Canada
Alpac Corporation                                           Washington
Anderson Hill Insurance Limited                             Bermuda
Angkor Beverages Company Ltd.                               Cambodia
Aradhana Beverages and Foods Co. Private Limited            India
Aradhana Snack Food Company                                 India
B&H Project, Inc.                                           Florida
Beaman Bottling Company                                     Delaware
Bebidas Purificadas de Durango, S.A. de C.V.                Mexico
Bebidas Purificadas de Michoacan S.A. de C.V.               Mexico
Bebidas Purificadas de Occidente, S.A. de C.V.              Mexico
Bebidas Purificadas de Quintana Roo, SA de CV               Mexico
Bebidas Purificadas de Zacatecas, S.A. de C.V.              Mexico
Bebidas Purificadas del Centro, S.A. de C.V.                Mexico
Bebidas Purificadas del Cupatitzio, S.A. de C.V.            Mexico
Bebidas Purificadas Del Norte, S.A. de C.V.                 Mexico
Bebidas Purificadas del Sureste, Sa de CV                   Mexico
Bebidas Purificados de Acapulco, SA de CV                   Mexico
Bebidas Purificdas de Chihuahua                             Mexico
Beijing Pepsi-Cola Beverage Company Ltd.                    China
Bell Taco Funding Syndicate                                 Australia
Beverage Services, Inc.                                     Delaware
Beverages, Foods & Service Industries, Inc.                 Delaware
Bienes Raices Metropolitanos, S.A. de C.V.                  Mexico
Blanchard, S.A.                                             France
Bluejay Holdings LLC                                        Delaware
Bogota Foods, Ltd.                                          Cayman Islands
Boquitas Fiestas LLC                                        Delaware
Boquitas Fiestas S.R.L                                      Honduras
Border Properties, Inc.                                     New York
Bottling Investment Chile                                   Bahamas
Bottling Realco Nova Scotia ULC                             Canada
Bramshaw Limited                                            Ireland
Breckinridge, Inc.                                          Delaware
Britvic Holdings Limited                                    United Kingdom
Britvic Soft Drinks Limited                                 United Kingdom
BUG de Mexico, S.A. de C.V.                                 Mexico
Capital Services Associates N.V.                            Netherlands Antilles
Catalana de Bebides Carbonicas, S.A.                        Spain
Central de La Industria Escorpion, SA de CV                 Mexico
Changchun Pepsi-Cola Beverage Company                       China
Chipsy International SAE                                    Egypt
Chipima, Sociedade De Productos Alimentares, SA             Portugal
Chitos International  y Cia Ltd.                            Guatemala
Chongqing Hua Mei Food & Beverage Company Limited           China
Chongqing Pepsi-Tianfu Beverage Co. Ltd.                    China
Chongqing Tianfu Yulong Foodstuff and Beverage Company      China
CMC Investment Company                                      Bermuda
Colombia Foods Ltd.                                         Cayman Islands
Comercializadora de Bebidas y Refrescos del Vallede Tolu    Mexico
Comercializadora Nacional SAS, Ltda                         Columbia
Comercializadora Snacks S.R.L.                              Venezuela
Comercio Integral Mexicano, SA de CV                        Mexico
Compania Embotelladora Nacional, S.A. de C.V.               Mexico
Concentrate Realco NSULC                                    Canada
Constar Ambalaj Sanayi Ve Ticaret AS                        Turkey
Copella Fruit Juice,  Ltd.                                  United Kingdom
Copper Beach LLC                                            Delaware
Core, Comisiones y Representaciones, S.A. de C.V.           Mexico
Corina Snacks                                               Cyprus
Corporativo Internacional MexicanoS. de R.L. de C.V.        Mexico
CPK Acquisition Corp.                                       California
Cumo Peru S.R.L.                                            Peru
Davlyn Realty Corporation                                   Delaware
Desarrollo Inmobiliario Gamesa, S.A. de C.V.                Mexico
Dhillon Kool Drinks & Beverages Ltd.                        India
Distribuidora de Aguas Envasadas DEK, SA de CV              Mexico
Distribuidora de Agus, Refrescos y Bebidas Purificadas S.   Mexico
Distribuidora Disa de Michoacan S.A. de C.V.                Mexico
Distribuidora Disa de Uruapan, S.A. de C.V.                 Mexico
Distribuidora Disa del Centro, S.A. de C.V.                 Mexico
Distribuidora Garci-Crespo Sa de CV                         Mexico
Distribuidora Interestatal, S.A. de C.V.                    Mexico
Distribuidora Savoy Guatemala S.A.                          Guatemala
Dormant PC Ltd.                                             United Kingdom
Dormant PWT Ltd.                                            United Kingdom
D'ORO - Sociedade de Productos Alimentares, S.A.            Portugal
Duo Juice Company                                           Delaware
Duo Juice Company BV                                        Netherlands
Earthposed Limited                                          United Kingdom
EIEIO Beverage Company                                      Delaware
Electropura, SA de CV                                       Mexico
Elite Foods Ltd.                                            Israel
Embotellador Garci-Crespo, SA de CV                         Mexico
Embotelladora Agral de la Laguna, S.A. de C.V.              Mexico
Embotelladora Agral Regiomontana, S.A. de C.V.              Mexico
Embotelladora Campechana, Sa de CV                          Mexico
Embotelladora de Occidente S.A. de C.V.                     Mexico
Embotelladora de Refrescos Mexicanos S.A. de C.V.           Mexico
Embotelladora Del Bravo, S.A. De C.V.                       Mexico
Embotelladora Metropolitana, SA de CV                       Mexico
Embotelladora Moderna, S.A. de C.V.                         Mexico
Embotelladora Potosi, S.A. de C.V.                          Mexico
Embotelladora San Marcos, S.A. De C.V.                      Mexico
Embotelladora Santa Catarina, S.A. de C.V.                  Mexico
Embotelladores del Valle de Anahuac, S.A. de C.V.           Mexico
Embotelladores Mexicanos de Pepsi-Cola S.A. de C.V.         Mexico
Empaques Constar, SA de CV                                  Mexico
Empaques Sewell, SA de CV                                   Mexico
Encorp Atlantic, Inc.                                       Canada
Equipos para Embotelladoras y Cervecerias, S.A. de C.V.     Mexico
Equipos Y Deportes Exclusivos, S.A. De C.V.                 Mexico
Evercrisp Snack Productos de Chile S.A.                     Chile
Export Development Corp.                                    Delaware
Fabrica de Productos Alimenticios Rene y Compania SCA       Guatemala
Fabrica de Productos Rene LLC                               Delaware
Farm Produce (Australia)  Pty. Ltd.                         Australia
Finanzas Corporativas, S.A. de C.V.                         Mexico
Finvmex, S.A. de C.V.                                       Mexico
FL Holding, Inc.                                            Delaware
FLI Andean LLC                                              Delaware
FLI Columbia, LLC                                           Delaware
FLI Snacks Andean, GP, LLC                                  Delaware
Florida International Fruschtsaft                           Germany
FLRC, Inc.                                                  California
Fomentadora Urbana del Sureste, SA de CV                    Mexico
Fomentadora Urbana Metroplitana, SA de CV                   Mexico
Frito-Lay Columbia Ltda.                                    Columbia
Frito-Lay Distribution OOO                                  Russia
Frito-Lay Dominicana S.A.                                   Dominican Republic
Frito-Lay Foods Limited                                     United Kingdom
Frito-Lay France SA                                         France
Frito-Lay Holdings C.V.                                     Netherlands
Frito-Lay Holdings Limited                                  United Kingdom
Frito-Lay India                                             India
Frito-Lay Investments BV                                    Netherlands
Frito-Lay Manufacturing  OOO                                Russia
Frito-Lay Netherlands Holdings BV                           Netherlands
Frito-Lay Poland Sp.zo.o.                                   Poland
Frito-Lay Taiwan Co. Ltd.                                   Taiwan
Frito-Lay Trading Company (Europe) Gmbh                     Switzerland
Frito-Lay Trading Company Gmbh                              Switzerland
Frito-Lay Venezuela S.A.                                    Venezuela
Frito-Lay, Inc.                                             Delaware
Frito-LayGida Sanayi Ve Ticaret A.S.                        Turkey
Fruko Mesrubat Sanayi A.S.                                  Turkey
Fuzhou Pepsi-Cola Beverage Company Limited                  China
Galletas y Pastas Tepeyac                                   Mexico
Galletera Palma, S.A. de C.V.                               Mexico
Gamesa, LLC                                                 Delaware
Gamesa, S.A. de C.V.                                        Mexico
Gamesa USA, Inc.                                            Delaware
Gatorade Puerto Rico Co.                                    Puerto Rico
Golden Grain Company                                        California
General Cinema Beverages, Inc.                              Delaware
Goldfinch Holdings LLC                                      Delaware
Granja Buenagua, SA de  CV                                  Mexico
Green Hemlock LLC                                           Delaware
Greenville Holding Corp.                                    New Jersey
Grocery International Holdings, Inc.                        Delaware
Grupo Gamesa, S. de R.L. de C.V.                            Mexico
Guangzhou Flavours Development Corporation                  China
Guangzhou Pepsi-Cola Beverage Co. Ltd.                      China
Guangzhou Tropicana Beverages Co., Ltd.                     China
Guilin Pepsi-Cola Beverage Company, Ltd.                    China
Gujarat Bottling Company                                    India
Harinera Monterrey, S.A. de C.V.                            Mexico
Heathland, Inc.                                             Delaware
Hennika Limited                                             Ireland
Hillbrook Insurance Company, Inc.                           Vermont
Holland Snacks S.A. de C.V.                                 Mexico
Homefinding Company of Texas                                Texas
Hostess-FL NRO UbC                                          Canada
Impulse Action Ltd.                                         United Kingdom
Industria de Refrescos de Acapulco                          Mexico
Industria de Refrescos, SA de CV                            Mexico
Inmobiliaria Guesa S.A. de C.V.                             Mexico
Inmobiliaria Interamericana, S.A. De C.V.                   Mexico
Inmobiliaria La Bufa, S.A. de C.V.                          Mexico
Inmobiliaria La Cantera, SA de CV                           Mexico
Inmobiliaria Los Gallos                                     Mexico
Inmobiliaria Operativa, SA de CV                            Mexico
Integrated Beverage Services (Bangladesh) Ltd.              Bangladesh
International Beverage Company                              Vietnam
International Bottlers Almaty Ltd                           Russia
International Kas AG                                        Liechtenstein
Inversiones PFI Chile Limitada                              Chile
Inversiones Santa Coloma S.A. (Columbia)                    Columbia
Inversiones Santa Coloma S.A.(Venezuela)                    Venezuela
Japan Frito-Lay Ltd.                                        Japan
JFS Enterprises, Inc.                                       Florida
Jordan Ice and Aerated Water Ltd.                           Jordan
Jungla Mar del Sur                                          Costa Rica
Kirin-Tropicana, Inc.                                       Japan
KRL Holdings, S.R.L. de C.V.                                Mexico
Kyle Receivables Ltd.                                       Ireland
Larragana, S.L.                                             Spain
Latin American Holdings Ltd.                                Cayman Islands
Latin Foods LLC                                             Delaware
Latvia Snacks Ltd.                                          Latvia
L'Igloo, S.A.                                               France
Lithuanian Snacks Ltd.                                      Lithuania
Long Bay, Inc.                                              Delaware
Looza (UK) Ltd.                                             United Kingdom
Looza NV                                                    Belgium
Looza USA, Inc.                                             Delaware
L-P Investment LLC                                          Delaware
Matutano, S.R.L.                                            Portugal
Meadowlark Holdings LLC                                     Delaware
Mexhut, Inc.                                                Delaware
Mexichip, Inc.                                              Delaware
Mexsport, Inc.                                              Delaware
Midland Bottling Co.                                        Delaware
Mountain Dew Marketing, Inc.                                Delaware
Nanchang Pepsi-Cola Beverage Company Ltd.                   China
Nanjing Pepsi-Cola Beverage Company Limited                 China
Nasser                                                      Ireland
National Beverages, Inc.                                    Florida
New Age Beverages Investments Limited                       South Africa
New Age Beverages Ltd                                       South Africa
New Century Beverage Company                                California
North Pacific Territories Holding Company                   Washington
Nueva Santa Cecilia S.A. de C.V.                            Mexico
OldCo 1 Sp. z o.o.                                          Poland
OldCo 2 Sp. z o.o.                                          Poland
Ole Springs                                                 Sri Lanka
Opco Holding, Inc.                                          Delaware
Orion Frito-Lay Corporation                                 Korea
P.T. Indofood Frito-Lay Corp.                               Indonesia
P.T. Pepsi-Cola IndoBeverage                                Indonesia
Pagam Corporation                                           Delaware
Panagarh Marketing Company Limited                          India
Panimex, Inc.                                               Mauritius
Papas Chips                                                 Uruguay
Pasabocas Margarita Antioquia                               Colombia
Pasteleria Vienesa, C.A.                                    Venezuela
PBI Fruit Juice Company BVBA                                Belgium
PCBL, LLC                                                   Delaware
PCE Bebidas Ltda                                            Brazil
PCI Bahamas Investment Co.                                  Delaware
PEI e Companhia                                             Portugal
PEI N.V.                                                    Netherlands Antilles
Peninsular Beverage Service Sdn. Bhd.                       Malaysia
Pepsi Bottling Holdings, Inc.                               Delaware
Pepsi Bugshan Investment Co.                                Egypt
Pepsi Foods Private Limited                                 India
Pepsi India Exports                                         India
Pepsi International Bottlers LLC                            Delaware
Pepsi International Bottling System, Inc.                   Delaware
Pepsi Overseas (Investments) Partnership                    Canada
Pepsi Stuff, Inc.                                           Delaware
Pepsi-Asia Beverage Co. Ltd.                                China
Pepsi-BeiBing Yang Beverage Co. Ltd.                        China
PepsiCo & Cia                                               Brazil
PepsiCo (China) Ltd.                                        China
PepsiCo (India) Holdings Private Limited                    India
PepsiCo (Ireland) Limited                                   Ireland
PepsiCo Australia Holdings Pty Ltd                          Australia
PepsiCo Canada Finance LLC                                  Delaware
PepsiCo Captive Holdings, Inc.                              Delaware
PepsiCo Comercial Exportadora                               Brazil
PepsiCo de Mexico S.A. de C.V.                              Mexico
PepsiCo do Brasil Ltda.                                     Brazil
PepsiCo do Brazil Holdings Ltda.                            Brazil
PepsiCo Espana Inversiones S.L.                             Spain
PepsiCo Estonia                                             Estonia
PepsiCo Europe Holdings B.V.                                Netherlands
PepsiCo Finance (Antilles A) N.V.                           Tennessee
PepsiCo Finance (Antilles B) N.V.                           Netherlands Antilles
PepsiCo Finance (South Africa) (Proprietary) Ltd.           South Africa
PepsiCo Finance (U.K.) Ltd.                                 United Kingdom
PepsiCo Finance Europe Ltd.                                 United Kingdom
PepsiCo Finance Luxembourg Ltd.                             United Kingdom
PepsiCo Fleet Services Limited                              United Kingdom
PepsiCo Foods & Beverages International Limited             United Kingdom
PepsiCo Foods (China) Co. Ltd.                              China
PepsiCo Foods Hellas                                        Greece
PepsiCo Foods International Holdings, Inc.                  Delaware
PepsiCo Foods International Pte Ltd.                        Singapore
PepsiCo Foreign Sales Corporation                           Barbados
PepsiCo France SNC                                          France
PepsiCo Global Investment Holding Limited                   Ireland
PepsiCo Global Investments B.V.                             Netherlands
PepsiCo Global Investments II BV                            Netherlands
PepsiCo Holdings                                            United Kingdom
PepsiCo International Ltd.                                  United Kingdom
PepsiCo International Trading (Shanghai) Ltd.               China
PepsiCo Investment (China) Ltd.                             China
PepsiCo Investments (Europe) I B.V.                         Netherlands
PepsiCo Investments (Europe) II B.V.                        Netherlands
PepsiCo Investments Denmark Ltd I ApS                       Denmark
PepsiCo Light BV                                            Netherlands
PepsiCo Mauritius Holdings Inc.                             Mauritius
PepsiCo Max BV                                              Netherlands
PepsiCo Middle East Investments BV                          Netherlands
PepsiCo Nigeria Ltd.                                        Nigeria
PepsiCo Nordic Denmark A/S                                  Denmark
PepsiCo Nordic Finland OY                                   Finland
PepsiCo Nordic Norway A/S                                   Norway
PepsiCo Nordic Sweden AB                                    Sweden
PepsiCo Overseas Corporation                                Delaware
PepsiCo Pacific Trading Company, Limited                    Hong Kong
PepsiCo Pension Management Services, Ltd.                   Delaware
PepsiCo Products B.V.                                       Netherlands
PepsiCo Property Management Limited                         United Kingdom
PepsiCo Puerto Rico, Inc.                                   Delaware
PepsiCo Services International Inc.                         Delaware
PepsiCo U.K. Pension Trust Limited                          United Kingdom
PepsiCo Ukraine Ltd.                                        Ukraine
PepsiCo World Trading Company, Inc.                         Delaware
Pepsi-Cola (Bahamas) Bottling Company                       Bahamas
Pepsi-Cola (Bermuda) Limited                                Bermuda
Pepsi-Cola (Thai) Trading Company Limited                   Thailand
Pepsi-Cola A/O                                              Russia
Pepsi-Cola Belgium S.A.                                     Belgium
Pepsi-Cola Bottlers Australia                               Australia
Pepsi-Cola Bottlers Holding, C.V.                           Netherlands
Pepsi-Cola Bottlers New Zealand                             New Zealand
Pepsi-Cola Bottling Co. of Bend                             Oregon
Pepsi-Cola Bottling Co. of Los Angeles                      California
Pepsi-Cola Bottling Company of Ohio, Inc.                   Delaware
Pepsi-Cola Bottling Company Of St. Louis, Inc.              Missouri
Pepsi-Cola Bottling International Inc.                      Nevada
Pepsi-Cola Canada (NRO) Ltd.                                Canada
Pepsi-Cola Canada Ltd.                                      Canada
Pepsi-Cola Chile Consultores Limitada                       Chile
Pepsi-Cola Company                                          Delaware
Pepsi-Cola De France S.A.R.L.                               France
Pepsi-Cola East Africa Ltd.                                 United Kingdom
Pepsi-Cola Egypt                                            Egypt
Pepsi-Cola Equipment Corp.                                  New York
Pepsi-Cola Far East Trade Development Co., Inc.             Philippines
Pepsi-Cola Gesellschaft M.B.H.                              Austria
Pepsi-Cola Gmbh, Offenbach, Commercial Register Hrb 2124    Germany
Pepsi-Cola India Manufacturing Company                      India
Pepsi-Cola Industrial Da Amazonia Ltda.                     Brazil
Pepsi-Cola Interamericana de Guatemala S.A.                 Guatemala
Pepsi-Cola International (Cyprus) Limited                   Cyprus
Pepsi-Cola International (PVT) Limited                      Pakistan
Pepsi-Cola International Limited                            Bermuda
Pepsi-Cola International Limited (U.S.A.)                   Delaware
Pepsi-Cola International Tanitim Ltd.                       Turkey
Pepsi-Cola International, Cork                              Ireland
Pepsi-Cola Jordan Ltd.                                      Jordan
Pepsi-Cola Kft. Hungary                                     Hungary
Pepsi-Cola Korea, Co. Ltd.                                  Korea
Pepsi-Cola Magreb                                           Morocco
Pepsi-Cola Mamulleri Limited Sirketi                        Turkey
Pepsi-Cola Manufacturing (Ireland)                          Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited            Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.          Uruguay
Pepsi-Cola Manufacturing Limited                            Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.                    Puerto Rico
Pepsi-Cola Mediterranean, Ltd.                              Delaware
Pepsi-Cola Metropolitan Bottling Company, Inc.              New Jersey
Pepsi-Cola Metropolitan LLC                                 Metropolitan
Pepsi-Cola Mexicana, S.A. de C.V.                           Mexico
Pepsi-Cola Operating Company Of Chesapeake
  and Indianapolis                                          Delaware
Pepsi-Cola Panamericana, LLC                                Delaware
Pepsi-Cola Panamericana, S.A.                               Venezuela
Pepsi-Cola Products Philippines, Inc.                       Philippines
Pepsi-Cola Servis ve Dagitim A.S.                           Turkey
Pepsi-Cola Tea Company                                      Delaware
Pepsi-Cola U.K. limited                                     United Kingdom
Pepsi-Cola Venezuela C.A.                                   Venezuela
Pepsi-Gemex S.A. de C.V.                                    Mexico
PFI Agriculture Europe Ltd.                                 United Kingdom
PFI Italia S.R.L.                                           Italy
PGCC, Inc.                                                  Delaware
PIE Holdings Limited                                        Ireland
Pine International LLC                                      Delaware
Pizza Hut, Inc.                                             Delaware
Planters UK Limited                                         United Kingdom
PlayCo, Inc.                                                Delaware
Praga 45, Inc.                                              Delaware
Prestwick, Inc.                                             Delaware
Procesos Plasticos, SA de CV                                Mexico
Productos Alimenticios Margarita                            Colombia
Productos Industrializados Saltillo, S.A.                   Mexico
Productos S.A.S. C.V.                                       Netherlands
Productos SAS Management B.V.                               Netherlands
Progress Service, Inc.                                      Florida
Promocion y Distribucion Alimenticia                        Mexico
Promotora de Embotelladoras, S.A. de C.V.                   Mexico
PRS, Inc.                                                   Delaware
Punch N.V.                                                  Netherlands Antilles
Purificadora de Agua Cancun, SA de CV                       Mexico
Purificadora de Agua Los Reyes, SA de CV                    Mexico
Putnam Holdings, Inc.                                       Delaware
QO Coffee Holdings, Inc.                                    Delaware
Quaker De Chile Limitada                                    Chile and Delaware
Quaker Oats Asia, Inc.                                      Delaware
Quaker Oats Capital Corporation                             Delaware
Quaker Oates Europe, Inc.                                   Illinois
Quaker Oats Holdings, Inc.                                  Delaware
Quaker Oats Phillipines, Inc.                               Delaware
Quaker Products (Malaysia)Sdn. B                            Malaysia and Delaware
Quaker Sales & Distribution, Inc.                           Delaware
Quaker South Africa, Inc.                                   Delaware
Quaker Spain, Inc.                                          Delaware
Quaker Trading Limited, Inc.                                England and Delaware
Recot, Inc.                                                 Delaware
Red Maple LLC                                               Delaware
Refrescos de Iguala, SA de CV                               Mexico
Refrescos y Bebidas de Aguascalientes, S.A. de C.V.         Mexico
Refrigerantes sul riograndenses S.A.                        Brazil
Regia-Comercial E Publicidade Ltda.                         Brazil
Ruscan, Inc.                                                New York
S.V.E. (Hungary) Trading and Manufacturing Limited          Hungary
S.W. Frito-Lay, Ltd                                         Texas
Sabritas de Costa Rica, S. de R.L.                          Costa Rica
Sabritas de Panama, SA                                      Panama
Sabritas y Compania, SCA                                    El Salvador
Sabritas, LLC                                               Delaware
Sabritas, S.A. de R.L. de C.V.                              Mexico
Saudi Snack Foods Company Limited                           Saudi Arabia
Savoy Brands Columbia S.A.                                  Columbia
Senrab Limited                                              Ireland
Serm Suk Public Company Limited                             Thailand
Servi Agua, SA de CV                                        Mexico
Servicios Administrativos Suma, SA de CV                    Mexico
Servicios Calificados, S.A. de C.V.                         Mexico
Seven-Up Andino, S.A.                                       Ecuador
Seven-Up Asia, Inc.                                         Missouri
Seven-Up Europe Ltd                                         United Kingdom
Seven-Up Great Britain, Inc.                                Missouri
Seven-Up Ireland Limited                                    Ireland
Seven-Up Light BV                                           Netherlands
Seven-Up Marketing, S.A.                                    Delaware
Seven-Up Nederland B.V.                                     Netherlands
Seven-Up Southern Hemisphere, Inc.                          Missouri
Shanghai PepsiCo Snacks Company Limited                     China
Shanghai Pepsi-Cola Beverage Company Ltd.                   China
Shanghai Tropicana Beverages Co., Ltd.                      China
Shenzhen Pepsi-Cola Beverage Co. Ltd.                       China
Sichuan Pepsi-Cola Beverage Co. Ltd.                        China
SIH International LLC                                       Delaware
Sika Silk Company Limited                                   China
Simba                                                       South Africa
Smartfoods, Inc.                                            Delaware
Smiths Crisps Limited                                       United Kingdom
Smiths Food Group, B.V.                                     Netherlands
Snack Food Belgium S.A.                                     Belgium
Snack Food Holdings CV                                      Netherlands
Snack Food Investments GmBH                                 Switzerland
Snack Ventures Europe SCA                                   Belgium
Snack Ventures Inversiones, S.L.                            Spain
Snack Ventures Manufacturing S.L.                           Spain
Snacks America Latina Ecuador Cia. Ltda                     Ecuador
Snacks America Latina Ecuador S.R.L.                        Peru
Snacks America Latina Venezuela S.R.L.                      Venezuela
Snacks Ventures S.A.                                        Spain
South Beach Beverage Company, Inc.                          Delaware
Special Edition Beverages Limited                           New Zealand
Special Editions Enterprises Ltd.                           New Zealand
Sportmex Internacional, S.A. De C.V.                        Mexico
Stokley-Van Camp Inc.                                       Indiana
Stuff Comercial de Mexico, S.A. de C.V.                     Mexico
SVC Equipment Company                                       Delaware
SVC Latin America, Inc.                                     Delaware
SVC Latin America, LLC                                      Delaware
SVC Manufacturing, Inc.                                     Delaware
SVE Italia                                                  Italy
SVE Russia Holdings GmbH                                    Germany
Taco Bell (U.K.) Limited                                    London
Tanurin, S.A. de C.V.                                       Mexico
Tastes of Adventures Pty. Ltd.                              Australia
Tasty Foods S.A.                                            Greece
Tenedora Del Noreste, S.A. de C.V.                          Mexico
Terrenos y Fincas de Rio Verde, S.A. de C.V.                Mexico
TFL Holdings, Inc.                                          Delaware
The Beverage S.R.L.                                         Italy
The Concentrate Manufacturing Company Of Ireland            Ireland
The Original Pretzel Company Pty. Ltd.                      Australia
The Gatorade Company                                        Delaware
The Quaker Oats Company                                     New Jersey
The Radical Fruit Company of New York                       Ireland
The Smiths Snackfood Company Pty. Ltd.                      Australia
Tianjin PepsiCo Foods Co. Ltd.                              China
Tianjin Pepsi-Cola Beverage Company Limited                 China
TPI Urban Renewal Corporation                               New Jersey
Tropicana Alvalle S.A.                                      Spain
Tropicana Beverages Company                                 India
Tropicana Beverages Greater China Limited                   Hong Kong
Tropicana Beverages Hong Kong Ltd.                          Hong Kong
Tropicana Beverage (Huizhou) C. Ltd.                        China
Tropicana Beverages Ltd.                                    Hong Kong
Tropicana China Investments Ltd.                            Hong Kong
Tropicana Europe NV (Belgium)                               Belgium
Tropicana France S. A.                                      France
Tropicana Industrial Glass Co.                              Florida
Tropicana Inversiones, S.L.                                 Spain
Tropicana Manufacturing Company                             Delaware
Tropicana Payroll, Inc.                                     Florida
Tropicana Products  (Europe) GmbH                           Germany
Tropicana Products Sales, Inc.                              Delaware
Tropicana Products, Inc.                                    Delaware
Tropicana Products, Ltd.                                    Canada
Tropicana Sweden AB                                         Sweden
Tropicana Transportation Corporation                        Delaware
Tropicana United Kingdom Ltd.                               United Kingdom
Twinpack Atlantic Inc.                                      Canada
Ukranian Developmental Corp.                                Ukraine
United Foods Company S.A.                                   Brazil
Valores Mapumar                                             Venezuela
Vending LLC                                                 Delaware
Veurne Snackfoods BVBA                                      Belgium
Walkers Crisps Limited                                      United Kingdom
Walkers Snack Foods Limited                                 United Kingdom
Walker Snacks (Distribution) Ltd.                           United Kingdom
Walkers Snacks Ltd.                                         United Kingdom
Weinkellerei Franz Weber Gmbh, Nierstein                    Germany
Wetter Beverage Company                                     Delaware
Whitman International BV                                    Netherlands
Wilson International Sales Corporation                      Delaware
Wuhan Pepsi-Cola Beverage Co. Ltd.                          China